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                                                                    EXHIBIT 10.1


                         FIRST AMENDMENT AND WAIVER NUMBER 1


    FIRST AMENDMENT AND WAIVER NUMBER 1, dated as of December 27, 1996 (this "AMENDMENT"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of May 23, 1996 (the "CREDIT AGREEMENT"), among:

(a) REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "COMPANY");

(b) REMINGTON CONSUMER PRODUCTS LIMITED, a corporation organized and existing under the laws of the United Kingdom (the "UK BORROWER");

(c) each Acquisition Subsidiary from time to time party thereto (together with the Company and the UK Borrower, the "BORROWERS");

(d) the Lenders from time to time parties to the Agreement including the Issuing Bank;

(e) FLEET NATIONAL BANK and BANQUE NATIONALE DE PARIS, as Co-Documentation Agents (in such capacity, the "CO-DOCUMENTATION AGENTS"); and

(f) THE CHASE MANHATTAN BANK (formerly known as CHEMICAL BANK), a New York banking corporation, as administrative agent (in such capacity, the "AGENT") for the Lenders hereunder.

                                W I T N E S S E T H :

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrowers, the Lenders and the Agent wish to amend the Credit Agreement and waive certain provisions thereof in the manner provided for herein;

         NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

    A. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used as defined therein. Unless otherwise indicated, all Section, subsection and Schedule references are to the Credit Agreement.

    B.   AMENDMENTS TO CREDIT AGREEMENT

         1. AMENDMENTS TO SECTION 1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

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              a.   by deleting therefrom the following definitions and
substituting in lieu thereof the following:

         "'SEASONAL OVERADVANCE UTILIZATION': at any date, the amount equal to the sum of (a) the portion (expressed in Dollars) of the UK Revolving Credit Exposure then outstanding which is in excess of the UK Borrowing Base then in effect (without giving effect to the provisions of clause (c) of the definition of such term) and (b) the portion of the Domestic Revolving Credit Exposure then outstanding which is in excess of the Domestic Borrowing Base then in effect (without giving effect to the provisions of clause (c) of the definition of such term); PROVIDED, HOWEVER, that the Seasonal Overadvance shall be $0 for any date prior to April 1, 1998."

              b. by adding thereto the following definitions in their appropriate alphabetical order.

         "'SENIOR LEVERAGE RATIO': as of any date, shall mean the ratio of (a) the amount of Included Indebtedness as of such date MINUS Senior Subordinated Indebtedness to (b) EBITDA for the period of twelve consecutive fiscal months ended on such date."

         2. AMENDMENTS TO SECTION 14.a. Subsection 14.15 of the Credit Agreement is hereby amended by deleting the table contained in said subsection and substituting in lieu thereof the following:

                        Period                   Ratio
                        ------                   -----
                   10/01/96 - 03/31/97           1.25 to 1.0
                   04/01/97 - 09/30/97           1.00 to 1.0
                   10/01/97 - 12/31/97           1.05 to 1.0
                   01/01/98 - 06/30/98           1.50 to 1.0
                   07/01/98 - 06/30/00           1.60 to 1.0
                   07/01/00 - 06/30/01           1.70 to 1.0
                   07/01/01 - 12/31/01           1.80 to 1.0
                   01/01/02 and thereafter       2.00 to 1.0"

              b. Subsection 14.16 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

              "14.16 (a) LEVERAGE RATIO. Permit the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of any fiscal quarter ending

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    during any period set forth below (commencing with the period ending
    January 1, 1998) to be in excess of the ratio set forth opposite such period:

                        Period                   Ratio
                        ------                   -----
                   01/01/98 - 06/30/98           6.00 to 1.0
                   07/01/98 - 06/30/99           5.50 to 1.0
                   07/01/99 - 06/30/00           5.00 to 1.0
                   07/01/00 - 12/31/01           4.50 to 1.0
                   07/01/01 and thereafter       4.00 to 1.0

    ; PROVIDED that, for purposes of determining compliance with the provisions of this subsection 14.16(a), (x) the EBITDA for such period of four fiscal quarters of any Person acquired by the Company during such period shall be included in the EBITDA of the Company, on a pro forma basis as if the same had occurred on the first day of such period and (y) the Included Indebtedness for such period of such Person shall be included in the Included Indebtedness of the Company, on such pro forma basis, as if such Person had been acquired on the first day of such period;

              (b) SENIOR LEVERAGE RATIO. Permit the Senior Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of any fiscal quarter ending during any period set forth below (commencing with the period ending December 31, 1996) to be in excess of the ratio set forth opposite such period:


                        Period                   Ratio
                        ------                   -----
                   10/01/96 - 03/31/97           1.80 to 1.0
                   04/01/97 - 06/30/97           2.15 to 1.0
                   07/01/97 - 09/30/97           2.40 to 1.0
                   10/01/97 - 12/31/97           2.20 to 1.0"

    C.   MISCELLANEOUS

         1.   WAIVER OF SUBSECTION 14.14.  The Lenders hereby waive subsection
14.14 of the Credit Agreement, but solely for the period from December 31, 1996 to and including December 31, 1997.

         2. TERMINATION. The Company hereby terminates the Acquisition Loan Commitment and the Lenders hereby waive the five Business Days' notice required to terminate such Commitment under subsection 10.1 of the Credit Agreement.

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    D.   CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Borrowers, the Agent and the Required Lenders shall have executed and delivered to the Agent this Amendment.

    E. REPRESENTATION AND WARRANTIES. Representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    F. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as amended or modified hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

    G. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Agent.

    H. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                             REMINGTON PRODUCTS COMPANY, L.L.C.


                             By:  /s/ F. PETER CUNEO
                                  -------------------------------------------
                                  Title:  President and CEO


                             REMINGTON CONSUMER PRODUCTS LIMITED



                             By:  /s/ ROBERT WARD
                                  -------------------------------------------
                                  Title:  Finance and Operations Director and
                                          Secretary



                             THE CHASE MANHATTAN BANK, as Administrative
                             Agent, as a Lender and as (or on behalf of) the Issuing Bank


                             By:  /s/ PETER C. ECKSTEIN
                                  -------------------------------------------
                                  Title:  Vice President



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